Exhibit 99.2

ReZolve2® Bioresorbable Coronary Scaffold Clinical Program Update Dr. David Muller St Vincent’s Hospital Sydney, Australia

Potential conflicts of interest Speaker's name: Dr. David Muller I do not have any potential conflict of interest I have the following potential conflicts of interest to report: Institutional grant/research support: REVA Medical, Inc.

ReZolve2® Sirolimus-Eluting Bioresorbable Coronary Scaffold Drug-Eluting (Sirolimus) Radiopaque Strong and Resilient Polymer Unique Slide & Lock Design Desaminotyrosine-derived polycarbonate material that is radiopaque

Novel Approach for Scaffold Performance Proprietary Polymer Desaminotyrosine-derived polycarbonate Biocompatible for safe resorption X-ray visible to aid in scaffold placement Broad degradation tunability Standard handling (not temp sensitive, no refrig.) High Performance Design Traditional inflation (not stepped) Strength to treat real world lesions Expansion to higher diameters without breaking (3.0 mm diameter can go up to 3.9 mm during postdilatation) Conforms to vessel shape ReZolve2 ReZolve2 Metal

Resorption Pathway * Pietrzak WS. Craniofacial Surg 1997;2:92-96 1.0  0.9  0.4 0.8 0.3 0.7 0.2  0.6 0.1 0.5  0  Time ~ 4 Years Generalized Polymer Degradation Curves* Hydrolysis REVA Polymer Molecular Weight Mass Loss I2DAT, Tyrosol, CO2 Excretion H20 ~85% MW degradation by 12 months Absorption and excretion by 3-4 years

Demonstrated Safety ReZolve2 Scaffold Degradation & Healing 0-3 Months 6 -24 Months 36 - 48 Months Non-Degraded Highly Degraded & Resorbing 90+% Resorbed Preclinical studies evaluated in 100s of animals over 11 years Benign degradation process Vasomotion restoration by ~12 - 24 months Absorption and excretion within 48 months

Release Kinetics of Sirolimus Elution profile comparable to commercially successful products 80ug of Sirolimus abluminally coated on 3.0 mm x 18mm scaffold 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 20 40 60 80 100 Percent Sirolimus Released Time (Days) ReZolve Cypher Xience

ReZolve2 Clinical Program ReZolve2 Sirolimus-Eluting Bioresorbable Coronary Scaffold Initiated March 2013 Enrolled 112 Patients Primary Endpoint(s): Freedom from ischemic-driven target lesion revascularization at 6 months Quantitative measurements at 9 or 12 months (QCA/IVUS) – Based upon cohort assignment

ReZolve2 Device Specifications 3.0 mm x 18 mm Study Treatment range: 2.75 mm to 3.3 mm Post-dilation up to 3.9 mm 6 Fr. profile 80µg Sirolimus Fully radiopaque Rapid exchange delivery system Balloon expandable No special storage or handling euro PCR 2014

ReZolve2 Clinical Program

Investigators

- Australia
  - Dr. David Muller
  - Dr. Darren Walters
  - Dr. Robert Whitbourn
  - Dr. Alan Whelan
  - Dr. Eric Yamen
  - Dr. Sharad Shetty
- Brazil
  - Dr. Alexandre Abizaid
- Germany
  - Dr. Norbert Frey
  - Dr. Weber-Albers
  - Dr. Stephen Achenbach
  - Dr. Adnan Kastrati
  - Dr. Holger Nef
  - Dr. Johannes Brachmann
  - Dr. Malte Kelm
- Germany con't
  - Dr. Volker Schaechinger
  - Dr. Axel Schmermund
  - Dr. Klaus Tiroch
- New Zealand
  - Dr. Mark Webster
  - Dr. Seif El Jack
  - Dr. John Ormiston
- Poland
  - Dr. Janusz Kochman
  - Dr. Roman Wojdyla
  - Dr. Dr. Dariusz Dudek
- Slovenia
  - Dr. Vojko Kanic

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ReZolve2 Clinical Program Inclusion/Exclusion Criteria Primary Inclusion Criteria Clinical evidence of myocardial ischemia or positive function test Visually estimated stenosis >50% and <100% Reference vessel diameter 2.75 mm – 3.3 mm (confirmed by QCA) Lesion length ≤ 14mm Primary Exclusion Criteria Myocardial infarctions within 24 hours of the procedure Ejection fraction <30% Target vessel is totally occluded (TIMI 0 or 1) Significant stenosis (>50%) proximal or distal to target lesion Highly calcified lesion

Enrollment Process Step 1 Preliminary Lesion Assessment Preliminary angiographic evaluation Visual assessment of reference vessel diameter Step 2 Lesion Pre-dilation Step 3 Final Lesion Assessment Angiographic evaluation QCA verification of reference vessel diameter Confirm patient eligibility: Enroll Patient Step 4 Implant Scaffold Step 5 Post – Dilation: At physician discretion Step 6 Final Angio, IVUS & OCT evaluation

Case Review 9 Month Protocol Required Follow-up Patient: 001-001

ReZolve2 Scaffold Case Review Case Overview Demographics & Physical Exam Age = 67 Gender = Male Height = 179 cm Weight = 82 kg Heart Rate = 71 bpm Blood Pressure = 124/84 Patient History No current angina History of Hypertension & Hyperlipidemia No prior PCI Non-Smoker No Diabetes LVEF = 60% Summary Positive Function Study Mid-LAD Lesions Reference Vessel Diameter = 3.1mm Lesion Length = 11 mm Baseline Stenosis approx. 65% Enrolled on June 23, 2014 Implanted REVA ReZolve2 Scaffold 9 Mo. Follow-up on: March 25, 2014

BASELINE ANGIOGRAPHY SCAFFOLD DEPLOYMENT INITIAL RESULT (3.0 x 18mm) POST DILATATION (3.5 x15mm) St Vincent’s Hospital Sydney, Australia ReZolve2 Scaffold Case Review

Angiographic Results Baseline Pre-Stenting Baseline Post-Stenting 9 Month Follow-up

9 Month IVUS Result Proximal Scaffold Mid Scaffold Distal Scaffold Scaffold widely patent at 9 months

Case Review 5 Month Unscheduled Follow-up Patient: 003-001 TLR – Site estimated 90% Stenosis

ReZolve2 Scaffold Case Review Patient Demographics Demographics & Physical Exam Age = 61 Gender = Female Height = 150 cm Weight = 51 kg Heart Rate = 63 bpm Blood Pressure = 133/060 Patient History No current angina History of Hypertension & Hyperlipidemia No prior PCI Prior Smoker No Diabetes LVEF = 96% Case Summary Positive Function Study Mid-RCA Lesions Est. 80% diameter stenosis Enrolled on August 16, 2013 Unscheduled follow-up 5 months post procedure on: January 22, 2014 due to recurrent angina

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ReZolve2 Scaffold Case Review

Baseline Day 0 Images

- **Baseline Assessment**
  - RCA Lesion
  - Est. % Dia. Stenosis = 80%
  - Est. RVD = 2.86mm
  - Lesion Length = 14 mm
    - Appears to be shorter
  - TIMI Score = III
- **Pre-dilation**
  - NC Quantum 2.75 x 12mm
  - Inflation: 14 atm for 20 sec
  - % dia. stenosis result = 20%
  - TIMI = III
  - No dissection


Focal moderate stenosed
target lesion

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ReZolve2 Scaffold Case Review Baseline Day 0 Images QCA Assessment Distal Reference = 3.1mm Proximal Reference = 3.1mm ARVD = 3.1mm Target Inflation Dia. = 3.3mm Target Inflation Pres. = 12 atm Actual Deployment Data Lot # = BR13372 Serial # = 4124 Inflation Pressure = 12 atm % dia. stenosis result = 0% No dissection Final Result

ReZolve2 Scaffold Case Review Baseline OCT Imaging Proximal Scaffold Mid Scaffold Distal Scaffold

ReZolve2 Scaffold Case Review 5 Month Follow-up Imaging High degree of stenosis throughout scaffold length FUP Angiographic Assessment High degree of diffuse restenosis throughout length of scaffold

ReZolve2 Scaffold Case Review 5 Month Follow-up Imaging Baseline Reference Marks Case Analysis Scaffold was placed more distal than intended. May have contributed to restenosis of scaffold Reference Branch Max Lesion Reference Branch Proximal Edge of Scaffold Post Implant Image

ReZolve2 Clinical Program Preliminary Baseline Characteristics Patient Age (average years) 61 Male 72% Diabetes 23% Current/Former Smoker 68% Hypertension (requiring medication) 82% Hyperlipidemia (requiring medication) 75% Prior PCI 60% Prior CABG 0% Prior MI 41% LVEF 60%

ReZolve2 Clinical Program Target Lesion Location (n=111) LAD 30.6% (34) LCX 30.6% (34) RCA 38.7% (43) ACC/AHA Lesion Class (n=110) Type A 11.8% (13) Type B1 41.8% (46) Type B2 41.8% (46) Type C 4.6% (5) Core Lab Analysis Alexandra Lansky, MD Director, Yale Heart and Vascular Clinical Research

ReZolve2 Clinical Program Baseline Angiographic Characteristics (n=110) Pre-Procedure RVD (mm) 2.90 ± 0.25 Pre-Procedure MLD (mm) 0.94 ± 0.29 Pre-Procedure %DS 67 ± 10 Mean Lesion Length (mm) 11.10 ± 3.07 Final Post- Procedure Final RVD (mm) 2.94 ± 0.26 (n=109) Final In-stent MLD (mm) 2.80 ± 0.24 (n=105) Final In-stent %DS 5 ± 8 (n=104) Acute Recoil (%) -1 ± 8 (n=73) Core Lab Analysis Alexandra Lansky, MD Director, Yale Heart and Vascular Clinical Research

ReZolve2 Clinical Program Acute Procedural Outcomes Technical Success (1) 96% n=112 Acute Procedural Success (2) 98% n=107 Clinical Procedural Success (3) 97% n=107 Defined as successful delivery and deployment of the device. Devices not delivered primarily due to profile. Defined as technical success with residual stenosis <50% with no immediate (in-hospital) MACE. Defined as acute procedure success without the occurrence of MACE through 30 days.

ReZolve2 Clinical Program Interim Results Preliminary Reported MACE Results through 6 Months Follow-up In-Hospital 2 MACE Events 1 TLR 1 post-procedure MI n=107 30-Day Results 1 MACE Events 1 TLR n=106 90-Day Results 0 MACE Events n=105 6-Month Results 3 MACE Events 2 TLRs 1 patient death n=671 Follow up is currently ongoing. Data represents reported events through April 30, 2014.

ReZolve2 Clinical Program Findings Successful acute demonstration of ReZolve2 platform Demonstration of ease-of use features: single step inflation, radiopacity, clinical relevant sizing and standard storage conditions Demonstration of acute performance: 96% delivery success and <2.6% acute recoil 9 & 12 month follow-up ongoing Areas needed further improvement defined Reduction in overall device profile and strut thickness Improvement in mounted scaffold surface smoothness Learnings incorporated into Fantom Program

Thank you